Aston Funds
(the “Trust”)
Aston/River Road Dynamic Equity Income Fund
Class N and Class I Shares
Supplement dated September 19, 2008
to the Class N and Class I Prospectuses, each dated February 29, 2008
IMPORTANT NOTICE
This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.
Effective as of September 30, 2008, the name of the series of the Trust currently designated as Aston/River Road Dynamic Equity Income Fund shall be changed to the Aston/River Road Dividend All Cap Value Fund (the “Fund”). There is no change in the Fund’s current investment objective, investment policies or current portfolio management team.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE.
For more information, please call Aston Funds: 800 992-8151
or visit our Web site at www.astonfunds.com
SUP RRDEI 908